Exhibit 10.8

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 6th day of October, 2004 by and among Peru Copper Inc., a corporation incorporated under the laws of the Province of British Columbia, Canada (the “Company”), BMO Nesbitt Burns Inc. (“BMO”) on behalf of each purchaser in connection with the initial public offering in Canada pursuant to the Canadian Final Prospectus (defined below), on behalf of each subscriber that has executed a subscription agreement (each a “Subscription Agreement”) in connection with the underwriting agreement, dated September 22, 2004 (the “Underwriting Agreement”), between the Company and BMO, GMP Securities Ltd., Haywood Securities Inc., National Bank Financial Inc., Canaccord Capital Corporation, Salman Partners Inc. and Sprott Securities Inc. (the “Underwriters”) and on behalf of the Underwriters.

The parties hereby agree as follows:

1. Certain Definitions.

Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Underwriting Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any person, any other person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such person.

“Additional Units” means the number of Units issuable to the Underwriters upon exercise of the Over-Allotment Option pursuant to the terms of the Underwriting Agreement.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City and Toronto are open for the general transaction of business.

“Canadian Final Prospectus” means the long form (final) prospectus of the Company, dated September 23, 2004, relating to the distribution of Units in the Qualifying Provinces.

“Common Shares” shall mean the Company’s Common Shares, and any securities into which such shares may hereinafter be reclassified.

“Effective Date” shall mean the date a Registration Statement is declared effective by the SEC.

“Effectiveness Deadline” shall have the meaning ascribed thereto in Section 2(c)(i) hereof.

“Investors” shall mean the Purchasers, Subscribers and the Underwriters.

“NASD” means National Association of Securities Dealers, Inc.

“Offering” shall mean the offering of Units in each of the provinces of Canada and in the United States in accordance with the terms of the Underwriting Agreement.

“Offering Price” shall mean a price of Cdn$1.65 per Unit in the Offering.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Purchasers” shall mean the purchasers in connection with the initial public offering in Canada pursuant to the Canadian Final Prospectus and any Affiliate or permitted transferee of any Purchaser who is a subsequent holder of any Restricted Security.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean (i) the Unit Shares, (ii) the Underlying Shares, (iii) the Unit Shares and the Underlying Shares underlying the Additional Units and (iv) any other securities issued or issuable with respect to or in exchange for Registrable Securities, other than Unit Shares, Underlying Shares, Unit Shares or Underlying Shares underlying the Additional Units or any other securities issued or issuable with respect to or in exchange for Registrable Securities sold pursuant to Rule 904 of Regulation S.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

“Regulation S” means Regulation S adopted by the SEC under the 1933 Act.

“Restricted Security” shall mean a Registrable Security held by Investors of Units issued by the Company in the Offering, their successors, assigns and transferees, to the extent that such securities were purchased either directly from the Company in the Offering, or from another holder pursuant to an exemption from the registration provisions of the 1933 Act, other than a Registrable Security acquired or sold pursuant to the exemption provided by Rule 904 of Regulation S under the 1933 Act.

“SEC” means the U.S. Securities and Exchange Commission.

“Subscribers” shall mean the subscribers identified in the Subscription Agreements and any Affiliate or permitted transferee of any Subscriber who is a subsequent holder of Registrable Securities, other than a transferee that acquired Registrable Securities pursuant to Rule 904 of Regulation S.

“Underlying Shares” means the Common Shares issuable upon the exercise of the Warrants in accordance with the terms of the Warrant Indenture.

“Units” means the units in the capital of the Company issued pursuant to the Underwriting Agreement, each Unit consisting of one Common Share and one-half of one Warrant.

“Unit Share” means the Common Shares issuable upon purchase of the Units.

“Warrants” means the warrants issued by the Company pursuant to the Underwriting Agreement, each whole Warrant entitling the holder to purchase one Common Share of the Company at a price of US$2.00 per share at any time before 5:00 p.m. (Toronto time) on March 18, 2006.

“1933 Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“1934 Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2. Registration.

(a) Registration Statements. Promptly following the closing of the purchase and sale of the securities contemplated by the Subscription Agreements (the “Closing Date”) but no later than ninety (90) days after the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC a Registration Statement on Form F-l (or, if Form F-l is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities), covering the resale of the Registrable Securities that are Restricted Securities in an amount at least equal to the aggregate of the Registrable Securities. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Shares resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities that are Restricted Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to the holder of each Restricted Security as liquidated damages and not as a penalty, in either cash or Common Shares, at the option of the Company, valued at the then current market price on the Toronto Stock Exchange (or if the Common Shares are no longer listed on the Toronto Stock Exchange, the then current bid price as quoted on another exchange or quotation system on which the Common Shares are then trading) an amount equal to 1% of the Offering Price of such Restricted Security attributable to that portion of the Restricted Securities not resold pursuant to Regulation S for every 30-day period or portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities.

(b) Expenses. The Company and BMO will share equally (50%) in the payment of all expenses associated with the registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, fees and expenses of one counsel to Investors and the Investors’ reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold;

provided, however, that such payments by BMO shall not exceed an aggregate amount of Cdn$250,000.

(c) Effectiveness.

(i) The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable or within one hundred and eighty (180) days after the Closing Date (the “Effectiveness Deadline”). The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within three (3) Business Days, after the Registration Statement is declared effective and shall simultaneously provide the Investors with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) the Company fails to use its best efforts to have the Registration Statement declared effective by the SEC and a Registration Statement covering the Registrable Securities that are Restricted Securities is not declared effective by the SEC by the Effectiveness Deadline, or (B) after a Registration Statement has been declared effective by the SEC, the Company fails to use its best efforts to cause the Registration Statement to remain continuously effective as specified in Section 3 hereof and sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), but excluding the inability of any holder to sell the Restricted Securities covered thereby due to market conditions, then the Company will make pro rata payments to the holder of each Restricted Security as liquidated damages and not as a penalty, in either cash or Common Shares, at the option of the Company, valued at the then current market price on the Toronto Stock Exchange (or if the Common Shares are no longer listed on the Toronto Stock Exchange, the then current bid price as quoted by another exchange or quotation system on which the Common Shares are then trading) an amount equal to 1% of the Offering Price of such Restricted Security attributable to that portion of the Restricted Securities not resold pursuant to Regulation S for every 30-day period or portion thereof following the date by which such Registration Statement should have been effective (the “Delay Period”). The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Delay Period until the termination of the Delay Period.

(ii) No more than three (3) times in any twelve (12) month period for an aggregate of not more than thirty (30) days, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company as evidenced in writing, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(d) Black-out Periods. In the event of a registration by the Company involving the offering and sale by the Company of equity securities or securities convertible into or exchangeable for its equity securities, the Investors agree, if requested by the Company (or, in the case of an underwritten offering, by the managing underwriter), not to effect any public sale or distribution (excluding any sale pursuant to Rule 144 or Regulation S under the 1933 Act) of any securities (except, in each case, as part of the applicable registration, if permitted), which securities are the same as or similar to those being registered in connection with such registration, or which are convertible into or exchangeable or exercisable for such securities, during the period beginning seven (7) days before, and ending ninety (90) days (or such lesser period as may be permitted by the Company or such managing underwriter) after, the effective date of the registration statement filed in connection with such registration, to the extent such Investors are notified in writing by the Company or the managing underwriter at least thirty (30) days prior to the filing of the registration statement for such registration; provided, however, that such restriction shall apply to any individual Investor only to the extent that it beneficially owns five per cent (5%) or more of the then issued Common Shares at the date of such request.

3. Company Obligations. The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will:

(a) use its best efforts to cause the Registration Statement to become effective and use its best efforts to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) under the 1933 Act;

(b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 3(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

(c) provide copies to and permit counsel designated by the Investors to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days prior to their filing with the SEC and not file any document to which such counsel reasonably objects; provided, however, that the period from the date of any such objection of counsel through the date on which such objection is resolved by the Company in good faith shall extend by an equal number of days, any deadlines which the Company is obligated to meet hereunder;

(d) furnish to the Investors and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

(e) if required by any underwriter in an underwritten offering pursuant to a Registration Statement pursuant to Section 2(a) hereof, or if any Investor is described in the Registration Statement as an underwriter, the Company shall furnish, on the effective date of the Registration Statement (except with respect to clause (i) below) and on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (including any Investor deemed to be an underwriter), (i) (A) in the case of an underwritten offering, an opinion, dated as of the closing date of the sale of Registrable Securities to the underwriters, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors participating in such underwritten offering or (B) in the case of an “at the market” offering, an opinion, dated as of or promptly after the effective date of the Registration Statement to the Investors, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in a public offering, addressed to the Investors, and (ii) a letter, dated as of the effective date of such Registration Statement and confirmed as of the applicable dates described above, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (including any Investor deemed to be an underwriter);

(f) use its best efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(g) prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(g), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(g), or (iii) file a general consent to service of process in any such jurisdiction;

(h) use its best efforts to cause all Common Shares covered by a Registration Statement to be listed on either the Nasdaq National Market or the American Stock Exchange;

(i) immediately notify the Investors, at any time when a Prospectus relating to Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such holder, promptly prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the Investors of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(j) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11 (a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(j), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter); and

(k) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) under the 1933 Act and any other rule or regulation of the SEC that may at any time permit the Investors to sell Common Shares to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company’s most recent annual report on Form 40-F or Form 20-F (or such other form then available to the Company), and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

The Company will not be required to take any actions required under this Section 3 that are not, in the written opinion of counsel for the Company, satisfactory to the Investors acting reasonably, in compliance with applicable law.

4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company) any blue sky, NASD or other filing, all financial and other records and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

5. Obligations of the Investors.

(a) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(b) Each Investor agrees that, upon receipt of any notice from the Company of the happening of an event pursuant to Section 3(i) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor’s receipt of the copies of the supplemented or amended prospectus filed with the SEC and declared effective and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Investor’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

6. Indemnification.

(a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or Prospectus contained therein, or any amendment or supplement thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Investor’s behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.

(b) Indemnification by the Investors. In connection with any registration pursuant to the terms of this Agreement, each Investor will furnish to the Company in writing such information as the Company reasonably requests concerning the holders of Registrable Securities or the proposed manner of distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of a Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

7. Miscellaneous.

(a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and BMO. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of BMO.

(b) Notices. All notices and other communications provided for or permitted hereunder shall be made (i) as set forth in Section 24 of the Underwriting Agreement and (ii) to each Subscriber at the address listed on Page 5 of its respective Subscription Agreements.

(c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected. The rights hereunder may not be assigned nor transferred to a holder who acquired Registrable Securities pursuant to Rule 904 of Regulation S.

(d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of BMO; provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation, without the prior written consent of BMO, after notice duly given by the Company to each Investor.

(e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Counterparts: Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

(g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(k) Governing Law; Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

PERU COPPER INC.

By:
Name:
Title:

BMO NESBITT BURNS INC., on behalf of the Investors

By:
Name:	Jamie Rogers
Title:	Vice President